United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                  --------------------------------------------


                                    Form 8-K


                                 Current Report
                       Pursuant to SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                February 23, 1999
                        (Date of earliest event reported)


                                KELLWOOD COMPANY
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State of Other Jurisdiction of Incorporation)


                001-07340                             36-2472410
           (Commission File Number)        (IRS Employer Identification No.)


                              600 KELLWOOD PARKWAY
                                 P.O. BOX 14374
                          CHESTERFIELD, MISSOURI 63017
                        (Address, including zip code, of
                    Registrant's Principal Executive Offices)


                                 (314) 576-3100
              (Registrant's Telephone Number, including area code)

ITEM 5.  OTHER EVENTS

        On February 23, 1999, Kellwood Company, a Delaware corporation ("Kellwood"), announced earnings and also announced the future possible write off of good will. A copy of the press releases announcing the transaction are attached as an Exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

          (c)      Exhibits

                   99       Press Release dated February 23, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri on February 24, 1999.

                                          KELLWOOD COMPANY


                                          By:  /s/ Thomas H. Pollihan
                                               ---------------------------------
                                               Thomas H. Pollihan
                                               Vice President, Secretary and
                                                 General Counsel